                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                  273,562.79
    Available Funds:
       Contract Payments due and received in this period                                                              2,373,445.79
       Contract Payments due in prior period(s) and received in this period                                              85,023.30
       Contract Payments received in this period for next period                                                        110,023.36
       Sales, Use and Property Tax payments received                                                                    163,040.86
       Prepayment Amounts related to early termination in this period                                                   775,150.78
       Servicer Advance                                                                                                 145,988.07
       Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
       Transfer from Reserve Account                                                                                      3,793.79
       Interest earned on Collection Account                                                                              3,580.67
       Interest earned on Affiliated Account                                                                                569.83
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                            0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
       contract < Predecessor contract)                                                                                  69,451.86
       Amounts paid under insurance policies                                                                                  0.00
       Maintenance, Late Charges and any other amounts                                                                        0.00

                                                                                                                     -------------
    Total Available Funds                                                                                             4,003,631.10
    Less: Amounts to be Retained in Collection Account                                                                  293,680.58
                                                                                                                     -------------
    AMOUNT TO BE DISTRIBUTED                                                                                          3,709,950.52
                                                                                                                     =============




    DISTRIBUTION OF FUNDS:
       1.  To Trustee -  Fees                                                                                                 0.00
       2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    85,023.30
       3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                                              0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  2,811,407.59
              a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                             182,832.00
              b) Class B Principal and Interest                                                                          68,641.70
              c) Class C Principal and  Interest                                                                         77,717.59
              d) Class D Principal and Interest                                                                          78,862.84
              e) Class E Principal and Interest                                                                          81,142.11

       4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                            0.00
       5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             13,277.33
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           117,608.99
              c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                   3,793.79
       6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   167,191.36
       7.  To Servicer, Servicing Fee and other Servicing Compensations                                                  22,451.92
                                                                                                                     -------------
    TOTAL FUNDS DISTRIBUTED                                                                                           3,709,950.52
                                                                                                                     =============

                                                                                                                     -------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          293,680.58
                                                                                                                     =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,182,541.24
     - Add Investment Earnings                                                                                            3,793.79
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                         0.00
     - Less Distribution to Certificate Account                                                                           3,793.79
                                                                                                                     -------------
End of period balance                                                                                                $2,182,541.24
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,182,541.24
                                                                                                                     =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
               Pool A                                                                       45,169,000.82
               Pool B                                                                        7,218,442.54
                                                                                            -------------
                                                                                                                     52,387,443.36

Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              215,578.47
Class A Monthly Interest - Pool B                                                               34,451.52

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           2,356,263.62
Class A Monthly Principal - Pool B                                                             387,945.98
                                                                                            -------------
                                                                                                                      2,744,209.60
Ending Principal Balance of the Class A Notes
               Pool A                                                                       42,812,737.20
               Pool B                                                                        6,830,496.56
                                                                                            -------------
                                                                                                                     --------------
                                                                                                                     49,643,233.76
                                                                                                                     ==============

---------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000      Ending Principal
Original Face $190,972,000       Original Face $190,972,000     Balance Factor
     $ 1.309249                          $ 14.369696               25.995033%
---------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
               Class A1                                                                              0.00
               Class A2                                                                     14,297,443.36
               Class A3                                                                     38,090,000.00
                                                                                            -------------
                                                                                                                     52,387,443.36
Class A Monthly Interest
               Class A1 (Actual Number Days/360)                                                     0.00
               Class A2                                                                         67,197.99
               Class A3                                                                        182,832.00

Class A Monthly Principal
               Class A1                                                                              0.00
               Class A2                                                                      2,744,209.60
               Class A3                                                                              0.00
                                                                                            -------------
                                                                                                                      2,744,209.60
Ending Principal Balance of the Class A Notes
               Class A1                                                                              0.00
               Class A2                                                                     11,553,233.76
               Class A3                                                                     38,090,000.00
                                                                                            -------------
                                                                                                                     -------------
                                                                                                                     49,643,233.76
                                                                                                                     =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                      Pool A                                                               1,032,379.37
                      Pool B                                                                 164,973.63
                                                                                           ------------
                                                                                                                      1,197,353.00

Class B Overdue Interest, if any                                                                   0.00
Class B Monthly Interest - Pool A                                                              5,101.67
Class B Monthly Interest - Pool B                                                                815.24
Class B Overdue Principal, if any                                                                  0.00
Class B Monthly Principal - Pool A                                                            53,857.45
Class B Monthly Principal - Pool B                                                             8,867.34
                                                                                           ------------
                                                                                                                         62,724.79
Ending Principal Balance of the Class B Notes
                      Pool A                                                                 978,521.92
                      Pool B                                                                 156,106.29
                                                                                           ------------
                                                                                                                      ------------
                                                                                                                      1,134,628.21
                                                                                                                      ============


-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $4,365,000      Original Face $4,365,000        Balance Factor
      $ 1.355535                    $ 14.369940                  25.993773%
-------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                      Pool A                                                               1,161,670.81
                      Pool B                                                                 185,681.30
                                                                                           ------------
                                                                                                                      1,347,352.11

Class C Overdue Interest, if any                                                                   0.00
Class C Monthly Interest - Pool A                                                              6,166.54
Class C Monthly Interest - Pool B                                                                985.66
Class C Overdue Principal, if any                                                                  0.00
Class C Monthly Principal - Pool A                                                            60,589.64
Class C Monthly Principal - Pool B                                                             9,975.75
                                                                                           ------------
                                                                                                                         70,565.39
Ending Principal Balance of the Class C Notes
                      Pool A                                                               1,101,081.17
                      Pool B                                                                 175,705.55
                                                                                           ------------
                                                                                                                      ------------
                                                                                                                      1,276,786.72
                                                                                                                      ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955      Original Face $4,910,955        Balance Factor
           $ 1.456377                       $ 14.368975             25.998746%
-------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                           Pool A                                                           1,161,670.81
                           Pool B                                                             185,681.30
                                                                                            ------------
                                                                                                                       1,347,352.11

      Class D Overdue Interest, if any                                                              0.00
      Class D Monthly Interest - Pool A                                                         7,153.96
      Class D Monthly Interest - Pool B                                                         1,143.49
      Class D Overdue Principal, if any                                                             0.00
      Class D Monthly Principal - Pool A                                                       60,589.64
      Class D Monthly Principal - Pool B                                                        9,975.75
                                                                                            ------------
                                                                                                                          70,565.39
      Ending Principal Balance of the Class D Notes
                           Pool A                                                           1,101,081.17
                           Pool B                                                             175,705.55
                                                                                            ------------
                                                                                                                       ------------
                                                                                                                       1,276,786.72
                                                                                                                       ============


      --------------------------------------------------------------------------------
      Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
      Original Face $4,910,955      Original Face $4,910,955         Balance Factor
             $ 1.689580                   $ 14.368975                  25.998746%
      --------------------------------------------------------------------------------



VIII.   CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
                           Pool A                                                           1,161,670.81
                           Pool B                                                             185,681.30
                                                                                            ------------
                                                                                                                       1,347,352.11

      Class E Overdue Interest, if any                                                              0.00
      Class E Monthly Interest - Pool A                                                         9,119.12
      Class E Monthly Interest - Pool B                                                         1,457.60
      Class E Overdue Principal, if any                                                             0.00
      Class E Monthly Principal - Pool A                                                       60,589.64
      Class E Monthly Principal - Pool B                                                        9,975.75
                                                                                            ------------
                                                                                                                          70,565.39
      Ending Principal Balance of the Class E Notes
                           Pool A                                                           1,101,081.17
                           Pool B                                                             175,705.55
                                                                                            ------------
                                                                                                                       ------------
                                                                                                                       1,276,786.72
                                                                                                                       ============


      --------------------------------------------------------------------------------
      Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
      Original Face $4,910,955      Original Face $4,910,955         Balance Factor
                $ 2.153699                      $ 14.368975             25.998746%
      --------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                        Pool A                                                                1,935,625.18
                        Pool B                                                                  309,295.23
                                                                                             -------------
                                                                                                                      2,244,920.41

        Residual Interest - Pool A                                                               11,559.51
        Residual Interest - Pool B                                                                1,717.82
        Residual Principal - Pool A                                                             100,982.73
        Residual Principal - Pool B                                                              16,626.26
                                                                                             -------------
                                                                                                                        117,608.99
        Ending Residual Principal Balance
                        Pool A                                                                1,834,642.45
                        Pool B                                                                  292,668.97
                                                                                             -------------
                                                                                                                      ------------
                                                                                                                      2,127,311.42
                                                                                                                      ============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                22,451.92
         - Servicer Advances reimbursement                                                                               85,023.30
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              167,191.36
                                                                                                                      ------------
        Total amounts due to Servicer                                                                                   274,666.58
                                                                                                                      ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    51,622,017.93

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  2,692,872.71

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                       -------------
                                                                                                                       48,929,145.22
                                                                                                                       =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        1,922,752.03

          - Principal portion of Prepayment Amounts                                                770,120.68

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                                 -------------
                               Total Decline in Aggregate Discounted Contract Balance            2,692,872.71
                                                                                                 =============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                     8,249,755.06

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                    443,366.84

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                       -------------
                                                                                                                        7,806,388.22
                                                                                                                       =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          442,411.71

          - Principal portion of Prepayment Amounts                                                    955.13
                                                                                                            .
          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                                 -------------
                               Total Decline in Aggregate Discounted Contract Balance              443,366.84
                                                                                                 =============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      56,735,533.44
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                                   Predecessor
                                                              Discounted                    Predecessor         Discounted
       Lease #    Lessee Name                                 Present Value                 Lease #             Present Value
       ----------------------------------------------         -----------------             ---------------     -------------------
       3330-003   OPEN MRI TEXAS VENTURES, LLC                   $  784,197.29              835-503                $    438,611.25
       3309-001   OPEN MRI ILLINOIS VENTURES, LLC                $1,004,239.10              869-501                $    433,977.38
                  CASH                                           $   69,086.19              878-501                $    455,634.75
                                                                                            878-502                $    455,364.75
                                                                                            1505-005               $     73,664.45







                                                                 -------------                                     ---------------
                                                     Totals:     $1,857,522.58                                     $  1,857,252.58

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $  1,857,252.58
       b) ADCB OF POOL A AT CLOSING DATE                                                                           $161,410,790.25
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                            $1,857,522.58
b)  Total discounted Contract Balance of Substitute Receivables                             $1,788,436.39
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section  7.02                                                       $   69,086.19


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES [X]  NO [ ]


       POOL B                                                                                                   Predecessor
                                                              Discounted                    Predecessor         Discounted
       Lease #    Lessee Name                                 Present Value                 Lease #             Present Value
       ----------------------------------------------         -----------------             ---------------     -------------------
                  NONE









                                                                 -------------                                     ---------------
                                                     Totals:     $        0.00                                     $          0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                           $ 56,843,333.29
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES [ ]  NO [X]

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                                  Predecessor
                                                              Discounted                    Predecessor         Discounted
       Lease #    Lessee Name                                 Present Value                 Lease #             Present Value
       ----------------------------------------------         -----------------             ---------------     -------------------
      1097-507   ADVANCED HEALTHCARE RESOURCES                   $  159,644.40              1778-001               $     48,984.23
      1238-501   WILLIAM F SKINNER, M.D.                         $  174,282.67              1777-001               $    325,671.26
      1505-005   NYDIC MEDICAL VENTURES VII, LLC                 $  171,682.66              1855-001               $    153,223.12
      2488-001   HYDRO-TOUCH INC.                                $  110,973.88              1949-001               $     94,307.11
                 CASH                                            $    5,602.11






                                                                 -------------                                     ---------------
                                                     Totals:     $  622,185.72                                     $    622,185.72


      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   622,185.72
      b) ADCB OF POOL A AT CLOSING DATE                                                                            $161,410,790.25
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                             $  0.00
b) Total discounted Contract Balance of Substitute Receivables                              $  0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                          $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES [ ]  NO [X]


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                              Discounted                    Predecessor         Discounted
       Lease #    Lessee Name                                 Present Value                 Lease #             Present Value
       ----------------------------------------------         -----------------             ---------------     -------------------
                 None









                                                                 -------------                                     ---------------
                                                       Totals:   $        0.00                                     $          0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $          0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                            $ 56,843,333.29
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                             $  0.00
b) Total discounted Contract Balance of Substitute Receivables                              $  0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                          $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES [ ]  NO [X]

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002



XV.    POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
      This Month                           13,186.58     This Month                         56,735,533.44
      1 Month Prior                        27,141.67     1 Month Prior                      59,871,772.99
      2 Months Prior                       20,640.94     2 Months Prior                     62,400,935.44

      Total                                60,969.19     Total                             179,008,241.87

      a) 3 MONTH AVERAGE                   20,323.06     b) 3 MONTH AVERAGE                 59,669,413.96

      c) a/b                                   0.03%

2.    Does a Delinquency Condition Exist (1c > 6%)?
                                                                                            Yes                      No     X
                                                                                                ----------               ---------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                 Yes                      No     X
                                                                                                ----------               ---------
      B. An Indenture Event of Default has occurred and is then continuing?                 Yes                      No     X
                                                                                                ----------               ---------

4.    Has a Servicer Event of Default occurred?                                             Yes                      No     X
                                                                                                ----------               ---------


5.    Amortization Event Check

      A. Is 1c > 8%?                                                                        Yes                      No     X
                                                                                                ----------               ---------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
           or obligation not remedied within 90 days?                                       Yes                      No     X
                                                                                                ----------               ---------
      C. As of any Determination date, the sum of all defaulted contracts since
           the Closing date exceeds 6% of the ADCB on the Closing Date?                     Yes                      No     X
                                                                                                ----------               ---------


6.    Aggregate Discounted Contract Balance at Closing Date                             Balance  $  218,254,123.54
                                                                                                 -----------------



      DELINQUENT LEASE SUMMARY

             Days Past Due      Current Pool Balance            # Leases
             -------------      --------------------            --------
                   31 - 60                714,845.62                  29
                   61 - 90                748,965.35                  11
                  91 - 180                 13,186.58                   8

      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization